UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 25, 2006



                                VSB Bancorp, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)

New York                              0-50237                11-3680128
--------------------------------------------------------------------------------
(State or other jurisdiction      Commission File    IRS Employer Identification
 of incorporation)                    Number                    No.


                 3155 Amboy Road, Staten Island, New York 10306
            --------------------------------------------------------
            Address of principal (Zip/Postal Code) executive offices



Registrant's telephone number: 718-979-1100



                                       n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

ITEM 8.01  OTHER EVENTS
ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS


SIGNATURES

ITEM 8.01 OTHER EVENTS

     On April 25, 2006, VSB Bancorp, Inc. (the "Company") announced today a 5 for 4 stock split in the form of a 25% stock dividend, to be paid on May 18, 2006 to stockholders of record at the close of business on May 3, 2006. Stockholders will receive one additional share of VSB Bancorp, Inc. stock for every four shares held, and cash in lieu of fractional shares based on the average of the high and low trading price on the record date, as adjusted for the split. This information and the accompanying press release were disseminated on April 25, 2006 through the broad distribution of the press release in a manner designed to provide broad, non-exclusionary distribution of the information to the public, but this voluntary report on Form 8-K is being filed so that the public can have a consistent source for informational releases by searching the SEC's EDGAR database.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

    d.) Exhibits - Press Release dated April 25, 2006 of VSB Bancorp, Inc., announcing the 5-for-4 stock split for stockholders of record on May 3, 2006 payable on May 18, 2006, is annexed as Exhibit 99.1.

    For additional information, see annexed Exhibit 99.1.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2006


                                            VSB Bancorp, Inc.

                                            By: /s/ RAFFAELE M. BRANCA
                                                --------------------------------
                                                Raffaele M. Branca
                                                Executive Vice President and CFO

INDEX TO EXHIBITS

Exhibit No.       Description

   99.1 Press Release announcing the 5-for-4 stock split for stockholders of record on May 3, 2006 payable on May 18, 2006.